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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM  8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

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               DATE OF EARLIEST EVENT REPORTED: DECEMBER 18, 1997


                    U.S. TIMBERLANDS KLAMATH FALLS, L.L.C.
                        U.S. TIMBERLANDS FINANCE CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       1-13573-01               93-1217136
                                          1-13573                 91-1851612
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE          (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)             NUMBER)           IDENTIFICATION NO.)


                                  P.O. BOX 10
                                6400 HIGHWAY 66
                          KLAMATH FALLS, OREGON 97601
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                                 (541) 884-2240
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5 - OTHER ITEMS

          The (i) press release dated December 18, 1997, announcing the election of Messrs. Spencer R. Stuart and Allen E. Symington to the Board of Directors of the General Partner of U.S. Timberlands Klamath Falls, L.L.C. (the "Company");
(ii) press release dated January 5, 1998, announcing the election of Mr. Thomas
C. Theobald to the Board of Directors of the Company's General Partner and naming him Chairman of the Finance Committee; and (iii) press release dated January 6, 1998, announcing certain changes to the Board of Directors and senior management of the Company's General Partner are each attached as an exhibit to this Form 8-K and incorporated herein by reference.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  U.S. TIMBERLANDS KLAMATH FALLS, L.L.C.

                                  By: U.S. Timberlands Services Company, L.L.C. as Manager

Date: January 6, 1998             By:  /s/ John M. Rudey
                                       -----------------------------------------
                                       John M. Rudey
                                       Chairman


                                  U.S. TIMBERLANDS FINANCE CORP.

Date: January 6, 1998             By:  /s/ John M. Rudey
                                       -----------------------------------------
                                       John M. Rudey
                                       Chairman

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                                 EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION
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99.1                   Press Release, dated December 18, 1997
99.2                   Press Release, dated January 5, 1998
99.3                   Press Release, dated January 6, 1998

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